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                                                                   EXHIBIT 10.06

                                INGRAM MICRO INC.

                           2003 EQUITY INCENTIVE PLAN

     SECTION 1. Purpose. The purposes of the Ingram Micro Inc. 2003 Equity Incentive Plan are to promote the interests of Ingram Micro Inc. and its shareowners by (i) attracting and retaining exceptional members of the Board, executive personnel and other key employees of Ingram Micro and its Affiliates, as defined below; (ii) motivating such employees and Board members by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such employees and Board members to participate in the long-term growth and financial success of Ingram Micro.

     SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     "AFFILIATE" means (i) any entity that is, directly or indirectly, controlled by Ingram Micro and (ii) any other entity in which Ingram Micro has a significant equity interest or which has a significant equity interest in Ingram Micro, in either case as determined by the Committee.

     "AWARD" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award or Other Stock-Based Award.

     "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

     "BOARD" means the Board of Directors of Ingram Micro.

     "CAUSE" means any of: (i) any willful act or omission by a Participant constituting dishonesty, fraud or other malfeasance, which in any such case is demonstrably injurious to the financial condition or business reputation of Ingram Micro or any of its Affiliates; (ii) a Participant's commission of a felony or crime of moral turpitude under the laws of the United States or any state thereof or any other jurisdiction in which Ingram Micro or any of its Affiliates conducts business; and (iii) any willful violation by a Participant of any of Ingram Micro's policies of which such Participant has been given prior notice and which violation is demonstrably detrimental to the best interests of Ingram Micro or any of its Affiliates.

     For purposes of this definition, no act or failure to act will be deemed "willful" unless effected by a Participant not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the best interests of Ingram Micro and its Affiliates.

     "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time and the rules and regulations promulgated thereunder.

     "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 and Section 162(m) of the Code, is a "Non-Employee Director" within the meaning of Rule 16b-3 and an "Outside Director" as determined under Section 162(m) of the Code. Until otherwise determined by the Board, the Human Resources Committee or any successor or replacement thereof designated by the Board shall be the Committee under the Plan.

     "DESIGNATED AWARD" has the meaning accorded such term in Section 11(c) of the Plan.

     "DISABILITY" shall have the meaning determined from time to time by the Committee.

     "EMPLOYEE" means an employee of Ingram Micro or any Affiliate and any member of the Board.

     "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

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     "EXECUTIVE OFFICER" means, at any time, an individual who is an executive officer of Ingram Micro within the meaning of Exchange Act Rule 3b-7 or who is an officer of Ingram Micro within the meaning of Exchange Act Rule 16a-1(f).

     "EXTENDED DATE" has the meaning accorded such term in Section 11(a) of the Plan.

     "FAIR MARKET VALUE" means with respect to the Shares, as of any given date or dates, the reported closing price of a share of such class of common stock on such exchange or market as is the principal trading market for such class of common stock as reported in the Wall Street Journal or such other publication selected by the Committee. If such class of common stock is not traded on an exchange or principal trading market on such date, the fair market value of a Share shall be determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares, the lack of liquidity of the Shares, the fact that the Shares may represent a minority interest and such other factors as the Committee shall in its discretion deem relevant or appropriate.

     "INCENTIVE STOCK OPTION" means a right to purchase Shares from Ingram Micro that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "INGRAM MICRO" means Ingram Micro Inc., a Delaware corporation, together with any successor thereto.

     "NON-QUALIFIED STOCK OPTION" means a right to purchase Shares from Ingram Micro that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "NOTICE/TERMINATION" has the meaning accorded such term in Section 11(a) of the Plan.

     "OPTION" means an Incentive Stock Option or a Non-Qualified Stock Option.

     "OTHER STOCK-BASED AWARD" means any right granted under Section 10 of the Plan.

     "PARTICIPANT" means any Employee selected by the Committee to receive an Award under the Plan (and to the extent applicable, any heirs or legal representatives thereof).

     "PERFORMANCE AWARD" means any right granted under Section 9 of the Plan.

     "PERSON" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "PLAN" means this Ingram Micro Inc. 2003 Equity Incentive Plan.

     "PRIOR PLANS" mean the Ingram Micro Inc. 2000 Equity Incentive Plan, the Ingram Micro Inc. 1998 Equity Incentive Plan, and the Ingram Micro Inc. 1996 Equity Incentive Plan.

     "RESTRICTED STOCK" means any Shares granted under Section 8 of the Plan.

     "RESTRICTED STOCK UNIT" means any unit granted under Section 8 of the Plan.

     "RETIREMENT" shall have the meaning determined from time to time by the Committee and shall mean initially termination of employment other than by reason of death, Disability or Cause if on the termination date the Participant is at least 50 years of age and has at least 5 years of service with Ingram Micro and its Affiliates.

     "RULE 16b-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" means the United States Securities and Exchange Commission or any successor thereto.

     "SHARES" means shares of Class A common stock, $.01 par value, of Ingram Micro or such other securities as may be designated by the Committee from time to time.

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     "STOCK APPRECIATION RIGHT" means any right granted under Section 7 of the
Plan.

     "SUB-PLAN" means any sub-plan or sub-plans adopted by the Committee under
Section 14(q) of the Plan.

     "SUBSTITUTE AWARDS" means Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by Ingram Micro or with which Ingram Micro combines.

     "SUCCESSORS" has the meaning accorded such term in Section 11(a) of the Plan.

     SECTION 3. Administration.

     (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting Ingram Micro, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: designate Participants; determine the type or types of Awards to be granted to an eligible Employee; determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; determine the terms and conditions of any Award and Award Agreement; determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and adopt and administer one or more Sub-Plans. The Committee may, in its sole discretion, delegate to one or more Executive Officers the power to make Awards under the plan provided that at the time of such grant no recipient of such Awards shall be an Executive Officer. Without limiting the foregoing, the Committee may impose such conditions with respect to the exercise and/or settlement of any Awards, including without limitation, any relating to the application of Federal or state securities laws or the laws, rules or regulations of any jurisdiction outside the United States, as it may deem necessary or advisable.

     (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including Ingram Micro, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

     SECTION 4. Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b) and 4(c), the number of Shares with respect to which Awards may be granted under the Plan and all Sub-Plans shall be 20,000,000, plus Shares authorized for issuance and not issued under the Prior Plans. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall, in the calendar year in which such settlement, forfeiture, termination or cancellation occurs, again become Shares with respect to which Awards may be granted unless any dividends have been paid thereon prior to such settlement, forfeiture, termination or cancellation. Notwithstanding the foregoing and subject to adjustment as provided in Section 4(b), (i) no Employee of Ingram Micro may receive Awards under the Plan in any calendar year that relate to more than 2,000,000 Shares and (ii) no more than 8,000,000 Shares may be issued under the Plan in connection with Awards other than Options or Stock Appreciation Rights; and (iii) no more than 1,000,000 Shares may be issued under the Plan in connection with Awards other than Options or Stock Appreciation Rights that contain either (A) no restrictions, (B) restrictions of less than one year relating to Performance Awards, or (C) restrictions based solely on continuous employment or services of less than three years (except, in any such cases where termination of employment occurs by reason of death, Retirement, or Disability, or where the Shares are granted in lieu of earned compensation).

     (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split,

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reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of Ingram Micro, issuance of warrants or other rights to purchase Shares or other securities of Ingram Micro, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the number of Shares of Ingram Micro (or number and kind of other securities or property) with respect to which Awards may thereafter be granted, the number of Shares or other securities of Ingram Micro (or number and kind of other securities or property) subject to outstanding Awards, and the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that except to the extent deemed desirable by the Committee, no such adjustment of Awards (i) of Incentive Stock Options shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended, or (ii) with respect to any Award would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

     (c) Substitute Awards. Any Shares underlying Substitute Awards shall not, except in the case of Shares with respect to which Substitute Awards are granted to Employees who are officers or directors of Ingram Micro for purposes of
Section 16 of the Exchange Act or any successor section thereto, be counted against the Shares available for Awards under the Plan.

     (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     SECTION 5. Eligibility. Any Employee, including any officer or employee-director of Ingram Micro or any Affiliate, and any member of the Board, shall be eligible to be designated a Participant.

     SECTION 6. Stock Options.

     (a) Grant. Subject to the provisions of the Plan and contractual restrictions affecting Ingram Micro, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefore and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

     (b) Exercise Price. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted; provided, however, that except in connection with (i) Substitute Awards and (ii) adjustment of outstanding Options pursuant to Section 4(b), the per share exercise price of an Option shall not be less than the Fair Market Value of a Share on the date of grant.

     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter.

     (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by Ingram Micro. Such payment may be made: in cash; in Shares already owned for at least six months by a Participant (the value of such Shares shall be their Fair Market Value on the date of exercise); by a combination of cash and such Shares; if approved by the Committee, in accordance with a cashless exercise program under which either, if so instructed by a Participant, Shares may be issued directly to such Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, or Shares may be issued by Ingram Micro to such Participant's broker or dealer in consideration of such broker's or dealer's irrevocable commitment to pay to Ingram Micro that portion of the proceeds from the sale of such Shares that is equal to the exercise price of the Option(s) relating to such Shares; or in such other manner as permitted by the Committee at the time of grant or thereafter.

     SECTION 7. Stock Appreciation Rights.

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     (a)  Grant. Subject to the provisions of the Plan and contractual restrictions affecting Ingram Micro, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof; provided, however, that except in connection with (i) Substitute Awards and (ii) adjustment of outstanding Stock Appreciation Rights pursuant to Section 4(b), the per share grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall have a grant price as determined by the Committee on the date of grant.

     (b) Exercise and Payment. A Stock Appreciation Right shall entitle a Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

     (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     SECTION 8. Restricted Stock and Restricted Stock Units.

     (a) Grant. Subject to the provisions of the Plan and contractual provisions affecting Ingram Micro, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to Ingram Micro, and the other terms and conditions of such Awards.

     (b) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities, or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.

     (c) Dividends and Distributions. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to a Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

     SECTION 9. Performance Awards.

     (a) Grant. Subject to the provisions of the Plan and contractual provisions affecting Ingram Micro, the Committee shall have sole and complete authority to determine the Employees who shall receive a "Performance Award", which shall consist of a right which is denominated in cash or Shares, valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and payable at such time and in such form as the Committee shall determine.

     (b) Terms and Conditions. Subject to the terms of the Plan, any contractual provisions affecting Ingram Micro and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

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     (c)  Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

     SECTION 10. Other Stock-based Awards. The Committee shall have authority to grant to eligible Employees an "Other Stock-Based Award", which shall consist of any right which is not an Award described in Sections 6 through 9 above and which is an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply with applicable law, and to the extent deemed desirable by the Committee, with Rule 16b-3 and the requirements of Section 162(m) of the Code. Subject to the terms of the Plan, any contractual provisions affecting Ingram Micro and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

     SECTION 11. Termination or Suspension of Employment or Service.

     The following provisions shall apply in the event of a Participant's termination of employment or service unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

     (a)  Non-Qualified Stock Options and Stock Appreciation Rights.

          (i)  Termination of Employment or Service.

               (A) Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated for any reason other than death, Disability, Retirement, or Cause, such a Participant's right to exercise any Non-Qualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (x) the 90th day (or, if later, on the 15th day following the end of any Ingram Micro-imposed restrictions in effect during such 90 day period on such Participant's ability to engage in transactions involving Shares (such 15th day, the "EXTENDED DATE")) following such termination of employment or service or (y) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment or services. A Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment or service and shall not have been exercised. Any time spent by a Participant in the status of "leave without pay" shall extend the period otherwise required for purposes of determining the extent to which any such Award or portion thereof has vested or otherwise become exercisable or nonforfeitable.

               (B) Notwithstanding any of the provisions of Section 11(a)(i)(A), in respect of a Participant employed outside the United States, such Participant's right to exercise any Non-Qualified Stock Option and Stock Appreciation Rights shall terminate, and such Option or Stock Appreciation Right shall expire and lapse, on the earlier of
          (x) the 90th day (or, if later, the Extended Date) following the first to occur of (1) the time such Participant's employer gives notice to a Participant of termination of Participant's employment, or (2) such Participant gives notice to such Participant's employer to terminate Participant's employment, or (3) if no such notice is given, on the date Participant's employment is terminated (whichever the first to occur of (1), (2) or (3) collectively, "NOTICE/TERMINATION") or (y) the date such Option or Stock Appreciation Right would have expired had it not been for the Notice/Termination. A Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of Notice/Termination and shall not have been exercised. Any such Participant shall not be entitled and, by applying for or accepting the grant of any Non-Qualified Stock Option or Stock Appreciation Right, shall be deemed irrevocably to have waived any entitlement, by way of compensation for loss of office or damages for breach of contract or otherwise howsoever, to any sum or other benefit to compensate for the loss of any rights under the Plan.

               (C) If a Participant's employment with Ingram Micro or its Affiliates is terminated for Cause, all Non-Qualified Stock Options and Stock Appreciation Rights held by such Participant shall expire and terminate on the date of such termination.

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          (ii) Death. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated by reason of death all then non-exercisable Non-Qualified Stock Options and Stock Appreciation Rights held by such Participant shall be immediately exercisable and the Participant's executors, administrators, successors, heirs, distributees, devisees or legatees, as appropriate, (collectively, "SUCCESSORS") shall have the right to exercise any Non-Qualified Stock Option or Stock Appreciation Right during the one year period following such termination of employment or service, but in no event shall such Option or Stock Appreciation Right be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment or service.

          (iii) Disability. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated by reason of Disability, all then non-exercisable Non-Qualified Stock Options and Stock Appreciation Rights held by such Participant shall continue to vest pursuant to the vesting schedule in effect on the date of Disability and such Participant shall have the right to exercise such Non-Qualified Stock Option or Stock Appreciation Right through the one year period following the last vesting date, but in no event shall such Option or Stock Appreciation Right be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment or service. If a Participant dies while under a Disability, such Participant's rights with respect to such Option or Stock Appreciation Right shall be determined under Clause (ii) above.

          (iv) Retirement. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated by reason of Retirement, a Participant shall have the right to exercise any Non-Qualified Stock Option or Stock Appreciation Right exercisable on the Retirement date during the five year period following such termination of employment or service, but in no event shall such option be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment or service.

          (v) Acceleration or Extension of Exercisability. Notwithstanding the foregoing, the Committee may, in its discretion, provide at any time that an Option or Stock Appreciation Right granted to a Participant may vest at a date earlier than that set forth above, that an Option or Stock Appreciation Right granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option or Stock Appreciation Right would have expired had it not been for the termination of a Participant's employment or service, and that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of Ingram Micro.

     (b)  Incentive Stock Options and Related Stock Appreciation Rights.

          (i)  Termination of Employment or Service.

               (A) Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated for any reason other than death, Disability, Retirement, or Cause, such Participant's right to exercise any Incentive Stock Option or related Stock Appreciation Right shall terminate, and such Option or related Stock Appreciation Right shall expire, on the earlier of
          (x) the ninetieth day (or, if later, on the Extended Date, in which case such Option shall be deemed a Non-Qualified Stock Option) following such termination of employment or service or (y) the date such Option or related Stock Appreciation Right would have expired had it not been for the termination of employment or services. A Participant shall have the right to exercise such Option or related Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment or service and shall not have been exercised.

               (B) Notwithstanding any of the provisions of Section 11(b)(i)(A), in respect of a Participant employed outside the United States, such Participant's right to exercise any Incentive Stock Option and related Stock Appreciation Rights shall terminate and such Option and related Stock Appreciation Right shall expire and lapse, on the earlier of (x) the ninetieth day (or, if later, on the Extended Date, in which case such Option will be deemed a Non-Qualified Stock Option) following Notice/Termination or (y) the date such Option and related Stock Appreciation Right would have expired had it not been for the Notice/Termination. A

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          Participant shall have the right to exercise such Option and related
          Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of Notice/Termination and shall not have been exercised. Any such Participant shall not be entitled, and by applying for or accepting the grant of any Incentive Stock Option, whether or not in conjunction with a Stock Appreciation Right, shall be deemed irrevocably to have waived any entitlement, by way of compensation for loss of office or damages for breach of contract or otherwise howsoever to any sum or other benefit to compensate for the loss of any rights under the Plan.

               (C) If a Participant's employment with Ingram Micro or its Affiliates is terminated for Cause, all Incentive Stock Options and Related Stock Appreciation Rights held by such Participant shall expire and terminate on the date of such termination.

          (ii) Death, Disability or Retirement. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated by reason of death, Disability or Retirement, such Participant or his Successors (if employment or service is terminated by death) shall have the right to exercise any exercisable Incentive Stock Option or related Stock Appreciation Right during the 90 day period following such termination of employment or service, but in no event shall such option or right be exercisable later than the date the Incentive Stock Option or related Stock Appreciation Right would have expired had it not been for the termination of such employment or services. To the extent such Incentive Stock Option or related Stock Appreciation Right is not exercised prior to the termination of such 90 day period, the unexercised balance of such Option automatically will be deemed a Non-Qualified Stock Option, and such Option and related Stock Appreciation Right will vest and be exercisable as provided in Section 11(a)(ii), (iii) or (iv) hereof, as the case may be, but in no event shall such Option or related Stock Appreciation Right be exercisable later than the date the Option or related Stock Appreciation Right would have expired had it not been for the termination of such employment or service, provided that in the event that a Participant dies in such 90-day period the Option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

          (iii) Acceleration or Extension of Exercisability. Notwithstanding the foregoing, the Committee may, in its discretion, provide at any time that an Option and related Stock Appreciation Right granted to a Participant may vest at a date earlier than that set forth above, that an Option and related Stock Appreciation Right granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option and related Stock Appreciation Right would have expired had it not been for the termination of such Participant's employment or service, and that an Option and related Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of Ingram Micro.

     (c) Restricted Stock, Restricted Stock Units, Performance Awards, Other Stock-Based Awards.

          (i)  Termination of Employment or Service.

               (A) Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated for any reason other than death, Disability, or Retirement, all shares of Restricted Stock still subject to restriction shall be forfeited by such Participant and reacquired by Ingram Micro at the price (if any) paid by such Participant for such Restricted Stock and such Participant's rights to Restricted Stock Units, Performance Awards and Other Stock-Based Awards (collectively, "Designated Awards") shall terminate and such Designated Awards shall expire. In cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of Ingram Micro, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock or cause any Designated Awards to be fully or partially vested. Any time spent by a Participant in the status of "leave without pay" shall extend the period otherwise required for purposes of determining the extent to which any such Award or portion thereof has vested or otherwise become exercisable or nonforfeitable.

               (B) Notwithstanding anything in Section 11(c)(i)(A), in respect of a Participant employed outside the United States, except to the extent (if any) provided in the Plan in the case of termination of such

          Participant's employment by reason of death, Disability, or Retirement, any rights of such Participant relating to Restricted Stock and any Designated Awards shall lapse and no longer be capable of exercise at the date of Notice/Termination. Any such Participant shall not be entitled and, by applying for or accepting any such Award or accepting the same he shall be deemed irrevocably to have waived any entitlement, by way of compensation for loss of office or damages for breach of contract or otherwise howsoever, to any sum or other benefit to compensate for the loss of any rights under the Plan.

          (ii) Death. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated by reason of death all shares of Restricted Stock and all Designated Awards held by such Participant shall be immediately vested and any applicable restrictions thereon shall immediately be terminated.

          (iii) Disability. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated by reason of Disability, all shares of Restricted Stock and all Designated Awards held by such Participant shall continue to vest pursuant to the vesting schedule in effect on the date of Disability. Such Participant shall have the right to exercise any such Designated Award through the one year period following the last vesting date, but in no event shall such Designated Award be exercisable later than the date the Designated Award would have expired had it not been for the termination of such employment or service. If a Participant dies while under a Disability, such Participant's rights with respect to such Designated Award shall be determined under Clause (ii) above.

          (iv) Retirement. Except as the Committee may at any time otherwise provide or as required to comply with applicable law, if a Participant's employment or service with Ingram Micro or its Affiliates is terminated by reason of Retirement, all shares of Restricted Stock still subject to restriction shall be forfeited by such Participant and reacquired by Ingram Micro at the price, if any, paid by such Participant for such Restricted Stock, and such Participant shall have the right to exercise any Designated Awards exercisable on the Retirement date during the five year period following such termination of employment or service, but in no event shall such Designated Award be exercisable later than the date the Designated Award would have expired had it not been for the termination of such employment or service.

     (d) Except as the Committee may otherwise determine, for purposes hereof any termination of a Participant's employment or service for any reason shall occur on the date such Participant ceases to perform services for Ingram Micro or any Affiliate without regard to whether such Participant continues thereafter to receive any compensatory payments therefrom or is paid salary thereby in lieu of notice of termination or, with respect to a member of the Board who is not also an employee of Ingram Micro or any Affiliate, the date such Participant is no longer a member of the Board.

     SECTION 12. Merger. In the event of a merger of Ingram Micro with or into another corporation, each outstanding Award may be assumed or an equivalent award may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Award is not assumed or substituted, the Award shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Shares for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the merger.

     SECTION 13.  Amendment and Termination.

    (a) Amendments to the Plan. The Board may terminate or discontinue the Plan at any time and the Board or the Committee may amend or alter the Plan or any portion thereof at any time; provided that no such amendment, alteration, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement or to comply with the listing or other requirements of any relevant exchange, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act or Section 162(m) of the Code, for which or with which the Board or the Committee deems it necessary or desirable to qualify or comply; provided, however, that any amendment to the Plan shall be submitted to Ingram Micro's shareowners for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such amendment would:

          (i) materially increase the number of Shares reserved for issuance and delivery under Section 4(a) of the Plan;

          (ii) increase the per-person annual limits under Section 4(a) of the Plan;

          (iii) increase the number of Shares that may be issued and delivered under the Plan in connection with awards other than Options and Stock Appreciation Rights under Section 4(a) of the Plan;

          (iv) except to the extent provided in Section 4(b), increase the number of Shares which may be issued in connection with Awards described in
     Section 4(a)(iii) of the Plan;

          (v) permit unrestricted Shares to be granted other than in lieu of such payments under the Plan or other incentive plans and programs of Ingram Micro and its Affiliates;

          (vi) amend or replace previously granted Options in a transaction that constitutes a "repricing," as such term is used in Instruction 3 to
     Item 402(b)(2)(iv) of Regulation S-K, as promulgated by the Securities and Exchange Commission; or

          (vii) amend any of the terms and conditions of this Section 13(a).

     (b) Amendments to Awards. Subject to the terms of the Plan and applicable law, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, the Committee may not waive, shorten or terminate any restriction period imposed on Awards other than Options or Stock Appreciation Rights except (i) in the event of death, Retirement or Disability of the Participant, holder or beneficiary of such Award or (ii) upon a change of control of Ingram Micro, as determined by the Committee.

     (c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

     SECTION 14. General Provisions.

     (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide a Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

     (b)  Nontransferability.

          (i) Except as provided in subsection (ii) below, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.

          (ii) Notwithstanding subsection (i) above, the Committee may determine that an Award may be transferred by a Participant to one or more members of a Participant's immediate family, to a partnership of which the only partners are members of a Participant's immediate family, or to a trust established by a Participant for the benefit of one or more members of a Participant's immediate family. For this purpose, immediate family means a Participant's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subsection (ii) may not further transfer an Award. A trust described in this subsection (ii) may not be amended to benefit any Person other than a member of a Participant's immediate family. An Award transferred pursuant to this subsection shall remain subject to the provisions of the Plan, including, but not limited to, the provisions of Section 11 relating to the effect on the

     Award of the death, Retirement or termination of employment of a Participant, and shall be subject to such other rules as the Committee shall determine.

     (c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (d) Share Certificates. All certificates for Shares or other securities of Ingram Micro or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any stock exchange upon which such Shares or other securities are then listed and any applicable Federal, state or foreign laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (e) Withholding. A Participant may be required to pay to Ingram Micro or any Affiliate, and Ingram Micro or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of Ingram Micro or such Affiliate to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from any such grant, lapse, vesting, or exercise of any Award.

     (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to a Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

     (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent Ingram Micro or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or service of Ingram Micro or any Affiliate. Further, Ingram Micro or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (i) Rights as a Shareowner. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a shareowner with respect to any Shares to be issued under the Plan until he or she has become the registered holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent a Participant shall not be entitled to the rights of a shareowner in respect of such Restricted Stock.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

     (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation, whether domestic or foreign, or entitle Ingram Micro to recover any amounts under Section 16(b) of the Exchange Act, and any payment tendered to Ingram Micro by a

Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of Ingram Micro, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the Federal securities laws and any other laws, whether domestic or foreign, to which such offer, if made, would be subject.

     (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Ingram Micro or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from Ingram Micro or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Ingram Micro or any Affiliate.

     (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (o) Transfer Restrictions. Shares acquired hereunder may not be sold, assigned, transferred, pledged or otherwise disposed of, except as provided in the Plan or the applicable Award Agreement.

     (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (q) Sub-Plans. Subject to the terms hereof, the Committee may from time to time adopt one or more Sub-Plans and grant Awards thereunder as it shall deem necessary or appropriate in its sole discretion in order that Awards may comply with the laws, rules or regulations of any jurisdiction; provided, however, that neither the terms of any Sub-Plan nor Awards thereunder shall be inconsistent with the Plan.

     SECTION 15. Term of the Plan.

     (a) Effective Date. The Plan shall be effective as of May 7, 2003, subject to approval by the shareowners of Ingram Micro. Awards may be granted hereunder prior to such shareowner approval subject in all cases, however, to such approval.

     (b) Expiration Date. No Award shall be granted under the Plan after May 6, 2013. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.